Supplement dated October 29, 2018
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2018
Issued by National Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above (the “Prospectuses”) describes changes to certain Portfolios available through the Variable Account Options of the variable annuity contracts issued by National Integrity Life Insurance Company. Please retain this supplement for future reference.

Effective September 17, 2018, the BlackRock Total Return V.I. Fund and Blackrock High Yield V.I. Fund (each, a “Fund” and, together, the “Funds”) were reorganized as series of Blackrock Variable Series Funds II, Inc. Effective immediately, each reference in the Prospectuses to a Fund as a series of Blackrock Variable Series Funds, Inc. is deleted in its entirety and replaced with a reference to such Fund as a series of Blackrock Variable Series Funds II, Inc.

Effective September 30, 2018, the BlackRock Total Return V.I. Fund reduced its expenses and revised its principal investment strategies.

•	Effective immediately, the information regarding the BlackRock Total Return V.I. Fund in Appendix F is deleted in its entirety and replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
BlackRock Total Return V.I. Fund, Class III [30,31,32,33,34]	0.45%	0.25%	0.34%	N/A	1.04%	0.10%	0.94%

(30)
As described in the “Management of the Funds” section of the fund’s prospectus, BlackRock has contractually agreed to waive the management fee with respect to any portion of the fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by Blackrock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the fund or by a vote of a majority of the outstanding voting securities of the fund.

(31)
The management fee is based on the management fee rate of the fund prior to its reorganization on September 17, 2018, at which time the fund was a series of Blackrock Variable Series Funds, Inc. (the “predecessor fund”).

(32)
The fund’s other expenses have been restated and are estimated based on (1) estimated amounts for the current fiscal year, which are based on the expenses of the predecessor fund for its most recent fiscal year, and (2) the fund’s current investment strategies, which reflect the fund’s intention to no longer make short sales or invest in reverse repurchase agreements, dollar rolls or tender option bonds.

(33)
The fund’s total annual fund operating expenses do not correlate to the ratio of expenses to average net assets given in the fund’s most recent annual report, which does not include the restated other expenses, which are estimated, in part, based on the fund’s current investment strategies.

(34)
As described in the “Management of the Funds” section of the fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 1.50% of the fund’s average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% of the fund’s average daily net assets through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the fund or by a vote of a majority of the outstanding voting securities of the fund.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.

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